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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                      FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): March 31, 1998

                                 DAOU SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)

                                      DELAWARE
                   (State or other jurisdiction of incorporation)


                   0-22073                         330284454
          (Commission File Number)     (IRS Employer Identification No.)


                 5120 Shoreham Place, San Diego, California 92122 (Address of principal executive offices, including zip code)

                                   (619) 452-2221
                (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     The registrant incorporates by reference herein the two press releases dated March 31, 1998, attached hereto as Exhibit 99.1 and 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     (i)  Exhibit 99.1
          Press Release dated March 31, 1998.
     (ii) Exhibit 99.2
          Press Release dated March 31, 1998.


                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 1, 1998                     DAOU SYSTEMS, INC.



                                        By: /s/ DANIEL J. DAOU
                                            __________________________________
                                            Daniel J. Daou, President


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